Income Taxes	12 Months Ended
Dec. 31, 2023
Income Tax Disclosure [Abstract]
Income Taxes
12. INCOME TAXES
Income Tax Provision
The income (loss) before taxes for Cayman and
Non-Cayman
entities is as follows:

	Year Ended December 31
	2021	2022	2023
	US$	US$	US$
Cayman	(22,847)	(39,449)	(17,082)
Non-Cayman	270,111	252,027	78,130

Income before taxes	247,264	212,578	61,048

The components of income tax provision (benefit) were as follows:

	Year Ended December 31
	2021	2022	2023
	US$	US$	US$
Current	49,005	42,594	7,747
Deferred	(1,743)	(2,526)	428

Income tax expense	47,262	40,068	8,175

Effective tax rate	19.1%	18.8%	13.4%
The Company’s business operations are primarily located in China, Hong Kong, Macau, Taiwan and the US, where statutory and effective tax rates in each jurisdiction are different, and our consolidated effective tax rate could change from period-to-period
due to changing statutory tax rates, availability of tax benefits and proportional income earned in each jurisdiction. The statutory tax rates in these jurisdictions range from 12 to 21%. For the year ended December 2023, the Company’s effective tax rate was 13.4%, lower than 19.1% and 18.8% in 2021 and 2022 due to changes in proportional income earned by operations in key jurisdictions. Effective tax rates in each jurisdiction are generally lower than statutory rates due to tax credits for research and development and other tax incentive programs and are determined by different government policies in each of the jurisdictions where the Company operates.
The Company consists of a Cayman parent holding company with U.S. and other non-Cayman
operations. The applicable Cayman statutory rate is zero for the Company for 2021, 2022, and 2023. A reconciliation of its income tax expense at the statutory rate and provision for income tax is shown below:

	Year Ended December 31
	2021	2022	2023
	US$	US$	US$
Tax expense at Cayman statutory rate	—	—	—
Differences between Cayman and other statutory tax rates	48,322	38,696	9,979
Permanent differences	(10,625)	(3,377)	206
Temporary differences	(400)	(1,091)	(1,614)
Alternative minimum tax	1	1	1
Income tax on undistributed earnings	3,609	1,874	—
Net changes in income tax credit	1,261	(38)	(205)
Net changes in valuation allowance of deferred income tax assets	1,066	(302)	3,260
Net operating loss carryforwards	180	1,668	(1,805)
Liabilities related to unrealized tax benefits	5,877	11,036	5,482
Adjustment of prior years’ taxes and others	(2,029)	(8,399)	(7,129)

Income tax expense	47,262	40,068	8,175

Deferred and Current Income Taxes
Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts for income tax purposes.
Significant components of our deferred tax assets (liabilities) at the end of each period are as follows:

	December 31
	2022	2023
	US$	US$
Stock-based compensation	3,058	1,430
Allowance for sales return	1,000	392
Inventory reserve	2,428	2,983
Foreign currency translation	(48)	(35)
Property and equipment	(576)	(1,076)
Investment tax credits	3,290	3,495
Net operating loss carryforwards	18,057	21,332
Others	1,838	3,055
Valuation allowance	(20,163)	(23,120)

Net deferred tax assets	8,884	8,456

The valuation allowance shown in the table above relates to net operating loss carryforwards, tax credits and temporary differences for which the Company believes that realization is uncertain. Valuation allowance decreased by US$1,644 thousand for the year ended December 31, 2022 and increased by US$2,957 thousand for the year ended December 31, 2023, respectively. The decrease in valuation allowance in 2022 was primarily a result of a reduction in operating losses and tax credits, offset partially by the capitalized research expenditures. The increase in valuation allowance in 2023 had been based on all available evidence, particularly the earnings history and forecasts of future taxable income in each respective jurisdiction.
As of December 31, 2023, the Company’s U.S. federal net operating loss carryforwards for federal income tax purposes were approximately US$23,605 thousand as of December 31, 2023, expiring at various times starting from 2024 through 2037 for federal losses generated through December 31, 2017, if not utilized. As a result of the U.S. Tax Cuts and Jobs Act (TCJA), all federal net operating losses of US$17,193 thousand that are generated beginning January 1, 2018 and beyond will carryforward indefinitely.
As of December 31, 2023, the Company’s U.S. federal and state research and development tax credit carryforwards for federal and state income tax purposes were approximately US$2,132 thousand and US$1,363 thousand, respectively. If not utilized, the federal tax credit carryforwards will expire starting in 2043, while the state tax credit carryforward has no expiration date in California.
Current U.S. federal and California state laws include substantial restrictions on the utilization of net operating losses and credits in the event of an “ownership change” of a corporation. Accordingly, the Company’s ability to utilize net operating loss and tax credit carryforwards may be limited as a result of such “ownership change”. Such a limitation could result in the expiration of carryforwards before they are utilized.
As of December 31, 2023, the Company had accumulated undistributed earnings from a foreign subsidiary of US$487 million. No deferred tax liability was recorded in respect of those amounts as these earnings are considered indefinitely reinvested. It is not practicable to estimate the amount of unrecognized deferred tax liabilities for these undistributed foreign earnings.

Unrecognized Tax Benefit
A reconciliation of the beginning and ending balances of the total amounts of unrecognized tax benefits is as follows:

	Year Ended December 31
	2021	2022	2023
	US$	US$	US$
Balance, beginning of year	19,001	26,317	37,105
Increases in tax positions taken in current year	8,750	13,705	16,054
Decrease in tax position taken in prior year primarily related to the resolution of tax audit	(1,434)	(2,917)	(9,395)

Balance, end of year	26,317	37,105	43,764

At December 31, 2023, the Company had US$43,764 thousand of unrecognized tax benefits that if recognized would affect the effective tax rate. For the years ended December 31, 2021, 2022 and 2023, the total amount of interest expense and penalties related to uncertain tax positions recorded in the provision for income tax expense was approximately US$1,040 thousand, US$1,037 thousand and US$1,072 thousand, respectively. The total amount of accrued interest and penalties recognized as of December 31, 2022 and 2023 was US$6,777 thousand and US$7,850 thousand, respectively. The Company does not expect uncertain tax positions to change in the next twelve months, except in the case of settlements with tax authorities, the likelihood and timing of which are difficult to estimate.
The Company files income tax returns in the U.S. and foreign jurisdictions. The following table summarizes the Company’s major jurisdictions and tax year that remain subject to examination by tax authorities as of December 31, 2023:

Tax Jurisdiction	Tax Years
China	2020 and onward
Hong Kong	2020 and onward
Taiwan	2018 and onward
United States	2018 onward